UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

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AMERICAN ENTERPRISE DEVELOPMENT CORPORATION
2544 Tarpley, Suite 104
Carrollton, TX 75006

November 9, 2007

Dear Shareholder:

      I would like to extend a personal invitation for you to join us at our Annual Meeting of Shareholders on Tuesday, December 4, 2007, at 3:00 p.m. (local time) at La Cima, the Tower at Williams Square, Suite 2600, 5215 North O'Connor Road, Irving, Texas 75039.

      At this year's Annual Meeting, you will consider and vote on:

*	the election of seven Directors;
*	the ratification of McElravy, Kinchen & Associates, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007; and
*	such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

       Attached you will find a Notice of Annual Meeting and Proxy Statement that contains further information about these proposals and the Annual Meeting itself.

       Your vote is very important. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote and submit your proxy as promptly as possible in order to ensure the presence of a quorum. If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

       We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy. You may vote by signing and returning your proxy card in the enclosed envelope.

Sincerely,
/s/ William S. Davis
William S. Davis
Chairman of the Board

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To the Shareholders of American Enterprise Development Corporation:

      The Annual Meeting of Shareholders of American Enterprise Development Corporation (the "Company") will be held at La Cima, the Tower at Williams Square, Suite 2600, 5215 North O'Connor Road, Irving, Texas 75039, on Tuesday, December 4, 2007, at 3:00 p.m. (local time). The purpose of the meeting is:

1.	To elect seven members of the Board of Directors to serve until the 2008 Annual Meeting of Shareholders;
2.	To ratify the appointment of McElravy, Kinchen & Associates, P.C. as our independent registered public accounting firm to serve for the 2007 fiscal year; and
3.	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

      The Board of Directors has set October 19, 2007 as the record date for the Annual Meeting, which means that owners of common stock at the close of business on that date are entitled to receive this notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements thereof. We will make available a list of shareholders, as of the record date, for inspection by shareholders during normal business hours from the date we first mail this notice through December 4, 2007, at the Company's principal place of business, 2544 Tarpley, Suite 104, Carrollton, TX 75006. This list also will be available to shareholders at the Annual Meeting.

      It is important that your shares be represented and voted at the Annual Meeting. Please mark, sign, date and mail the enclosed proxy card to Transfer Online, Inc., 317 SW Alder Street, 2nd Floor, Portland, Oregon 97204, Attn: Proxy Department, in the enclosed postage-paid envelope.

     Please take the time to vote by completing and mailing the proxy card. A postage-paid envelope has been provided for your convenience. You may revoke your proxy at any time before the vote is taken by sending to the Corporate Secretary of the Company a proxy with a later date. Alternatively, you may revoke your proxy by delivering to the Corporate Secretary of the Company a written revocation prior to the Annual Meeting or by voting in person at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. WE URGE EACH STOCKHOLDER TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.

By Order of the Board of Directors
/s/ Carey Kent Williams
Carey Kent Williams Chief Executive Officer and Secretary

Carrollton, Texas
November 9, 2007

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION
2544 Tarpley, Suite 104
Carrollton, TX 75006

PROXY STATEMENT

FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 4, 2007

     Our Board of Directors is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at the 2007 Annual Meeting of Shareholders of American Enterprise Development Corporation (referred to as the "Company", "AEDC", "we" or "us"). You are invited to attend our Annual Meeting of Shareholders, which will be held at La Cima, the Tower at Williams Square, Suite 2600, 5215 North O'Connor Road, Irving, Texas 75039, on Tuesday, December 4, 2007, at 3:00 p.m. (local time). The proxies also may be voted at any adjournments or postponements of the Annual Meeting.

     We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to shareholders on or about November 9, 2007. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the Annual Meeting.

     The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the foregoing Notice of Annual Meeting of Shareholders. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the person named as proxy will have discretion to vote on those matters according to his or her best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement was printed for delivery, we did not anticipate that any other matters would be raised at the Annual Meeting.

     A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our proxy and transfer agent, Transfer Online, Inc., 317 SW Alder Street, 2nd Floor, Portland, Oregon 97204, Attn: Proxy Department, or by facsimile to Transfer Online, Inc. at (503) 227-6874, Attn: Proxy Department, by substituting by facsimile to Transfer Online, Inc. a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this Proxy Statement and form of proxy to the Company's shareholders, will be borne by the Company. The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

      Shareholders will be admitted to the Annual Meeting beginning at 2:30 p.m. Only shareholders and two guests are invited to attend the Annual Meeting. Proof of ownership of the Company's common stock, as well as a form of personal identification, may be requested in order to be admitted to the Annual Meeting. If you are a shareholder of record, your name can be verified against our shareholder list. If your shares are held in the name of a bank, broker or other holder of record, and you plan to attend the Annual Meeting, you must present proof of your ownership of the Company stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting or be with a shareholder who has invited you. No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting and large bags, briefcases or packages may be subject to inspection.

      Your vote is very important. Please take the time to vote by completing and mailing the proxy card. A postage-paid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

Vote Required and Method of Counting Votes

      Number of Shares Outstanding. Only owners of record of shares of common stock at the close of business on October 19, 2007, are entitled to notice of and to vote at the Annual Meeting, or at adjournments or postponements of the Annual Meeting. Each owner of record on the record date is entitled to one vote for each share of common stock held. On October 19, 2007, there were 55,852,437 shares of common stock issued and outstanding and 142 shareholders of record.

      Quorum. A quorum is present if at least one third of the outstanding shares of common stock on the record date is present in person or by proxy.

      Vote Required. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker "non-votes", are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original Annual Meeting.

       In the election for directors (the "Election of Directors Proposal") the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, such votes present in person or represented by proxy at the Annual Meeting, will be elected to the Board of Directors, which means that the seven director nominees with the most votes will be elected. In addition, a plurality of the votes present in person or represented by proxy at the Annual Meeting is required for the ratification of the appointment of the Company's independent auditors (the "Independent Registered Public Accountant Firm Proposal"). Only votes "FOR" or "AGAINST" the Election of Directors Proposal and the Independent Registered Public Accountant Firm Proposal will affect the outcome. Abstentions are not counted for purposes of the Election of Directors Proposal or the Independent Registered Public Accountant Firm Proposal.

AVAILABLE INFORMATION

       Copies of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 is being sent to each shareholder with this Proxy Statement. Any shareholder of record and any shareholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on October 19, 2007 with questions about us are encouraged to contact our President at American Enterprise Development Corporation, 2544 Tarpley, Suite 104, Carrollton, TX 75006. Shareholders may also access copies of these reports by accessing our website at www.havocenergy.com or the SEC's website at www.sec.gov.

PROPOSAL 1 - ELECTION OF DIRECTORS

Board of Directors

      The shareholders elect the members of the Board of Directors annually. Seven directors will be elected at the 2007 Annual Meeting for a one-year term expiring at the 2008 Annual Meeting. The Board of Directors has nominated each of Messrs. Williams, Davis, Carmichael, Hamlin, Lim, Martin and Wilson to stand for election at the meeting to hold office until our 2008 Annual Meeting. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors. Each nominee elected as a Director will continue in office until his successor has been elected and qualified, or until his earlier resignation, death or retirement.

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2008

The following table sets forth, with respect to each current director and nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, including stock ownership and compensation, see "-Executive Compensation" and "Securities Ownership of Certain Beneficial Owners and Management".

Name	Age	Position with the Company	Expiration of Term as Director	Initial Date as Director
Carey Kent Williams	49	Director and President	2007 Annual Meeting	May 2006
William S. Davis	50	Chairman of the Board	2007 Annual Meeting	May 2006
William A. Carmichael	54	Director	2007 Annual Meeting	June 2000
Bob Hamlin	56	Director	2007 Annual Meeting	July 2006
Miles Lim	48	Director	2007 Annual Meeting	February 2007
William G. Martin, Jr.	61	Director	2007 Annual Meeting	July 2006
Robert Wilson	50	Director	2007 Annual Meeting	April 2004

     Carey Kent Williams. Mr. Williams has served as our Chief Executive Officer, President and Director since May 2006. He is an experienced entrepreneur and was a principal founder and president of Havoc Distribution, Inc. a wholly owns subsidiary of the Company ("Havoc") and El Pegasu International, Inc. prior to becoming the Chief Executive Officer, President and a Director of the Company in May 2006. Mr. Williams has worked on the development and marketing of energy drinks, including the predecessor brands to "Havoc(tm)," since 2000. El Pegasu International, Inc. is an entity providing interim construction loans for affordable housing in Texas. Mr. Williams brings to the Company a background in real estate, investment, property development and acquisitions. He managed the Willco, Inc. Group, a real estate investment company from 1985 to 1989. He holds a Masters of Education and a B.S. degree from Texas Tech University. He played Division I intercollegiate basketball, competed internationally and was drafted by the Seattle Supersonics of the NBA.

      William S. Davis. Mr. Davis has served as our Chairman of the Board of Directors since May 2006. Mr. Davis has been in the land development and home construction business since 2000. He is a founder of El Pegasu International and Havoc. Mr. Davis attended Tarleton State University for two years before returning to work with the family plumbing, heating and air conditioning business. His prior experience includes work with David Tindle, a home-builder in Odessa, Texas. He has worked with ASAI, Inc. and Team Technical, Inc., a subsidiary of Gibbs Construction.

      William A. Carmichael. Mr. Carmichael has served as a Director since June 2000. Mr. Carmichael is an experienced business development executive with a strong background in public company administration. From our inception, in June of 2000 to the present, Mr. Carmichael has served at different times as Chief Operations Officer, Director, Secretary of the Board, and as Chairman of the Compensation Committee. Mr. Carmichael has also served as Chief Operations Officer and Director of Cyber Law Reporter, Inc., a public company that recently completed a reverse merger with Exousia Advanced Materials. Presently he is also Corporate Secretary and VP of Operations for Gulf Ethanol, a producer of ethanol fuel in Houston, Texas. He serves on the Board of National Health Alliance, Inc., LipidLabs, Inc., and Hearthstone, Inc. In 1998, Mr. Carmichael served for a short time as the Director of Marketing for iExalt, Inc. before founding MannaBeach.com and The American Song and Book Company, Inc. Mr. Carmichael has earned a Certificate of Professionalism as a member of the National Association of Corporate Directors and brings extensive experience in public company management and administration. As of December 31, 2006, Mr. Carmichael served as a Director for one other public company, Cyber Law Reporter, Inc.

     Bob Hamlin. Mr. Hamlin has served as a Director since July 2006. He has been in the construction industry since 1983. Mr. Hamlin is currently the President of Hamlin Construction, Inc., a construction company he founded in 1983. In addition, Mr. Hamlin currently serves as an officer and a director of Ellis County Development Corporation, a consulting and investment company, which he has done since 2005. From 2003 to the present, Mr. Hamlin has also served as President of Hamlin Custom Homes, Inc., a home builder in Texas.

     Miles Lim. Mr. Lim has served as a Director since February 2007. He is currently a Player Development Executive at Legends LLC, a gaming company, and has been in that capacity since April 2006. From September 2005 to February 2006, Mr. Lim was the Vice President of Marketing for Kerzner International, an international developer and operator of destination resorts, casinos and luxury hotels. From 1994 through the fall of 2005, Mr. Lim was a Player Development Executive for Horseshoe Gaming Holding Corp., a gambling riverboat operator that was purchased by Harrah's Entertainment in late 2004.

      William G. Martin, Jr. William G. Martin, Jr. has served as a Director since July 2006. He is the CEO, co-founder and part owner of MMR Investment Bankers, Inc., dba MMR, Inc., a registered securities firm in Wichita, Kansas. MMR specializes in the financing of nonprofit and for profit projects. He is also the co-founder and part owner of NET Engineering Technologies, LLC that assists nonprofit and for profit corporations with their computer systems. He is also the co-founder and part owner of Sunflower Management Group, LLC that assists corporations in the area of consulting and management. He graduated from Southern Nazarene University with a Bachelor of Arts degree in 1968 and earned a Master of Arts degree in 1972. He is an elder in the Church of the Nazarene and serves on the MidAmerica Nazarene University Foundation Board. Jerry is also a member of the National Association of Church and Institutional Financing ("NACIFO"), and he served as NACIFO's Vice-President in 1994 - 1995, and as President in 1996 - 1997. He was elected President of the Nazarene Building Professionals (''NBP'') in June 2005. Prior to that, he served for four years as the Midwest Regional Vice-President for NBP.

     Robert Wilson. Mr. Wilson has served as a Director since April 2004. He has a broad background with over 20 years experience in public accounting, industry and consulting. He currently is the Chief Financial Officer and a director of Safe Renewables, formerly Safe Fuels Inc., a bio-diesel, renewable energy producer. He is also the Chief Financial Officer and Operations Principal for several broker dealers and investment banking firms. His duties include the compliance with NASD, SEC and NYSE rules and regulations, the design and implementation of accounting and operations control procedures, representing firms as a securities expert witness and with NASD examinations. He currently serves as a director and the Audit Chairman for American Security Resources, Inc., a director of MidasTrade.com and a consultant with The Professional Directors Institute. He is a Certified Public Accountant, has over fifteen years of experience as the owner of a certified public accounting firm, was previously a member of the NASD Board of Arbitrators and has several NASD and NYSE security licenses. Mr. Wilson has previously served as operations compliance manager of the AIM Management Group, Vice President Compliance/Internal Audit of the Kemper Securities Group and an auditor with Pricewaterhouse Coopers LLP. Mr. Wilson is a graduate of the Houston Baptist University with additional studies at the Georgetown University.

      Within the last five years, no director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations. Similarly, no bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers. No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activity.

Executive Officers

     The following table sets forth information regarding our executive officers:

Name	Age	Position
Carey Kent Williams	49	Chief Executive Officer, President and Secretary
William S. Davis	50	Chairman of the Board

CORPORATE GOVERNANCE

Committees of the Board and Financial Expert

      We do not have a separately-designated audit or compensation committee of the Board or any other Board-designated committee. Audit and compensation committee functions are performed by our Board of Directors. We will form such committees in the future as the need for such committees may arise. In addition, at this time, we have not determined if we have a "financial expert," as defined by the SEC, on our Board of Directors.

Meetings of the Board of Directors

      During fiscal year 2006, the Board of Directors met four times. At least 80% of the directors attended each meeting. We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of shareholders. All of the Company's then current directors attended the 2006 Annual Meeting of Shareholders held on June 23, 2006.

Code of Ethics

     We have adopted a code of ethics for our senior officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and any person who may perform similar functions. As required by SEC rules, we will report the nature of any change or waiver of our Code of Ethics.

Communications with the Board

      Shareholders wishing to send communications to the Board may contact Carey Kent Williams, our CEO and President, at the Company's principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified director.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of November 1, 2007, regarding the beneficial ownership of the Company's common stock by (i) those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of common stock, (ii) each of the named executive officers, (iii) each director of the Company, and (iv) all current directors and executive officers as a group.

     Except as indicated in the footnotes to this table, each stockholder named in the table below has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of ownership is based on 56,152,437 shares of common stock outstanding on November 1, 2007. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after November 1, 2007 are deemed exercised and outstanding, while these shares are not deemed exercised and outstanding for computing percentage ownership of any other person.

Name & Address of Beneficial Owner	Officer Or Director	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Carey Kent Williams 2544 Tarpley, Suite 104, Carrollton, TX 75006	CEO, Director	12,402,994 (2)	22.1%
William Samuel Davis 2544 Tarpley, Suite 104, Carrollton, TX 75006	Director	9,330,000	16.6%
William Carmichael 2544 Tarpley, Suite 104, Carrollton, TX 75006	Director	448,333	<1%
Bob Hamlin 2544 Tarpley, Suite 104, Carrollton, TX 75006	Director	50,000	<1%
Miles Lim 2544 Tarpley, Suite 104, Carrollton, TX 75006	Director	59,192(3)	<1%
William G. Martin Jr. 2544 Tarpley, Suite 104, Carrollton, TX 75006	Director	2,208,771 (4)	3.9%
Robert Wilson 2544 Tarpley, Suite 104, Carrollton, TX 75006	Director	60,000	<1%
All Officers and Directors as a Group:		24,559,290(2)(3)(4)	43.7%
Wendell Eugene Ormiston, 7606 Kevin Drive, Dallas, Texas 75248		9,400,000(5)	16.7%
Marco Arce, 7606 Kevin Drive, Dallas, Texas 75248		3,050,000	5.4%
Andre Niclolson, 7606 Kevin Drive, Dallas, Texas 75248		3,050,000	5.4%
Jonathan Gilchrist, 1240 Blalock Rd., Ste. 150, Houston, Texas 77055 (1)		3,758,000 (6)	6.7%

(1) "Beneficial ownership" is defined in the regulations promulgated by the SEC as (A) having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer; or (B) directly or indirectly creating or using a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Unless otherwise indicated, the beneficial owner has sole voting and investment power.
(2) Amount includes 10% Convertible Debentures owned by Ms. Kelli Williams, the daughter of Mr. Williams, which are convertible into 2,994 shares of common stock.
(3) Amount includes 10% Convertible Debentures owned by Mr. Lim, which are convertible into 54,192 shares of common stock.
(4) Amount includes (i) 1,325,000 shares of common stock held in the William Gerald Martin, Jr. Revocable Trust; (ii) 840,000 shares of common stock held by the Paula Sue Martin Revocable Trust; (iii) 30,000 shares held by his mother-in-law who lives with Mr. Martin; (iv) 10% Convertible Debentures, which are convertible into 8,083 shares of common stock and owned by Mr. Martin's IRA account; (v) 10% Convertible Debentures, which are convertible into 2,694 shares of common stock and owned by Mrs. Paula Martin's IRA account, Mr. Martin's wife; and (vi) 10% Convertible Debentures, which are convertible into 2,994 shares of common stock and owned by Mr. Martin's mother-in-law, who lives with Mr. Martin.
(5) Amount includes 400,000 shares of common stock held by Mr. Orniston's wife.
(6) Mr. Gilchrist is the president and a beneficial owner of The Internet Business Factory, which owns 2,100,000 shares of common stock; he is also the President of Goldbridge Capital, LLC, which owns 720,000 shares of common stock. In addition, Mr. Gilchrist owns 938,000 shares individually.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership on Forms 3 and reports of changes in beneficial ownership of our common stock and other equity securities on Forms 4. Our executive officers, directors and greater than 10% shareholders are required by SEC rules to furnish to us copies of all Section 16(a) reports that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2006; however, all filings were late due to administrative oversight as follows:

     *    Form 3s for Messrs. Williams, Davis, Carmichael, Lim, Hamlin, Martin and Wilson; and

     *    Form 4s for Messrs. Martin and Carmichael.

EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation received by our named executive officers during the last fiscal year. None of our employees received total salary and bonus in excess of $100,000 during fiscal year 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carey Kent Williams, CEO and President	2006	$68,168							$68,168
William S. Davis, Chairman of the Board	2006	$74,232							$74,232
Jonathon Gilchrist, former CEO, President and CFO (1)	2006	$48,000							$48,000

 (1) Mr. Gilchrist resigned as CEO of the Company on May 16, 2006.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

We do not have and currently are not planning to have any written employment contracts with respect to any of our directors, officers or other employees. We have no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer's employment or from a change-in-control of the Company or a change in an executive officer's responsibilities following a change-in-control.

Employee Retirement Plans, Long-Term Incentive Plans, and Pension Plans

Other than our 2006 Stock Plan described below under "2006 Stock Plan", and our 2007 Plan described below under "2007 Stock Incentive Plan", we have no employee retirement plan, pension plan, or long-term incentive plan to serve as incentive for performance to occur over a period longer than one fiscal year. As of December 31, 2006, no awards had been made under either the 2006 Stock Plan or the 2007 Stock Plan.

2006 Stock Plan

The 2006 Stock Plan for Directors, Officers and Consultants (the "2006 Plan") was approved to enhance the ability of the Company to attract and retain highly qualified and experienced employees, directors, officers and consultants. The plan has a term of up to ten years that expires May 25, 2016. Six million shares of common stock (6,000,000) have been reserved for issuance by the Board of Directors under the 2006 Plan, along with the 2007 Plan described below. The Board may amend, alter or discontinue the 2006 Plan but no amendment or alteration shall be made which would impair the rights of any participant without his consent.

The 2006 Plan is administered by the Board of Directors. Shares granted under the 2006 Plan shall have all voting rights, dividend rights and all other rights held by all other owners of the Company's common stock. As of December 31, 2006, no grants of stock or stock options have been made under the 2006 Plan. The Board of Directors may also make grants of preferred or common stock under the terms of the 2006 Plan. Participants who receive such common or preferred stock will not be able to sell that stock unless it can be sold under a recognized exemption from the registration requirements of the Securities Act or under the provisions of Rule 144.

Eligible participants under the 2006 Plan include directors, employees, officers, consultants, advisors and attorneys of the Company and its wholly-owned subsidiaries. Grants may include bonuses, and other incentive compensation to eligible participants in the 2006 Plan. If a recapitalization of the Company's securities should occur at any time during which employees have outstanding options under the 2006 Plan, such as a stock split, or stock dividend, then the number of shares exercisable by the participant shall be adjusted as provided in the option or warrant agreement.

2007 Stock Incentive Plan

Pursuant to our 2007 Stock Incentive Plan (the "2007 Plan"), we may grant options to purchase an aggregate of 6,000,000 shares of common stock (in total with the 2006 Plan) to key employees and other persons who have or are contributing to our success. The options granted pursuant to the 2007 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient, or non-qualified options. The terms of the 2007 Plan concerning incentive options and non-qualified options are substantially the same except that only our employees or employees of our subsidiaries are eligible for incentive options and employees and other individuals who have contributed or are contributing to our success are eligible for non-qualified options. With respect to options granted to persons other than outside directors, the 2007 Plan also is administered by the Board of Directors that determines the terms of the options subject to the requirements of the 2007 Plan. All options granted under the 2007 Plan will become fully exercisable on the date that the options are granted or other dates that the Board of Directors (or an option committee of the Board if the Board so decides) determines and will continue for a period up to a maximum of ten years. Options granted pursuant to the 2007 Plan are not transferable during the optionee's lifetime. Subject to the other terms of the 2007 Plan, the option committee has discretion to provide vesting requirements and specific expiration provisions with respect to the incentive options and non-qualified options granted. On June 12, 2007, the Board of Directors authorized the issuance of 3,406,250 shares of common stock under the 2007 Plan to certain officers, directors and consultants of the Company for services rendered.

Director Compensation

As of December 31, 2006, we had not paid any compensation to our directors other than reimbursement of certain travel expenses related to our shareholder and board meeting held in November 2006. On June 12, 2007, the Board of Directors authorized the issuance of the following shares of our common stock to each of the directors and officers set forth below for his services during fiscal year 2006:

Name of Director	Number of Shares of Common Stock
Carey Kent Williams	400,000
William S. Davis	330,000
William A. Carmichael	50,000
Bob Hamlin	50,000
William G. Martin, Jr.	125,000
Robert Wilson	50,000

Director Independence

The Board affirmatively determines the independence of each Director and nominee for election as a Director; and has adopted the independence standards of the NASDAQ Capital Market, LLC. At this time, the Board has determined that each of the following non-employee Directors is independent and has no relationship with the Company, except as a Director and stockholder of the Company: Mr. Carmichael, Mr. Hamlin, Mr. Lim and Mr. Wilson.

Indemnification of Officers and Directors

We indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Colorado, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he/she is or was a director or officer of our Company, or served any other enterprise as director, officer or employee at our request. Our Board of Directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was our employee.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	N/A	6,000,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	0	N/A	6,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Private Placement Memorandum

      As more thoroughly discussed in Note 10 to the financial statements for the year ended December 31, 2006, Havoc has raised $2,215,000 pursuant to a Private Placement in connection with the sale of convertible debentures. The broker-dealer assisting the Company in its fund raising efforts is MMR Investment Bankers Inc. ("MMR"). Moreover, Sunflower Management Group, LLC ("Sunflower") provides the Company with management services related to the Havoc debentures.

      Mr. Gerald W. Martin, Jr., one of our directors, is currently the President and CEO of, and owns approximately 61% of, MMR. As of June 30, 2007, the Company had paid $168,700 to MMR for its services as a placement agent in connection with a debenture offering for Havoc. In addition, Mr. Martin owns approximately 40% of Sunflower. As of June 30, 2007, the Company had paid Sunflower approximately $12,055 for its services.

Loans to El Pegasu International, Inc.

      Messrs. Williams, Davis and Martin, all of whom are directors of the Company, own in the aggregate more than a majority of the outstanding stock of El Pegasu International, Inc. ("El Pegasu"), a builder of affordable housing in the Tyler, Texas region. In November 2005, the Company entered into a letter of intent to purchase all of the outstanding stock of El Pegasu. Because of the Company's interest in the success of El Pegasu as a result of this letter of intent providing for the possible acquisition of El Pegasu, the Company loaned to El Pegasu, pursuant to an unsecured promissory note dated August 11, 2006, a total of $335,000, with an interest rate of 8% percent. During 2006, the largest aggregate amount of principal outstanding under the note was $335,000, and as of June 30, 2007, El Pegasu owed the Company total principal and accrued interest of approximately $333,739 under the note.

Dynamic Distribution, Inc.

      We own a 35% interest in Dynamic Distribution, Inc. ("Dynamic"). The remaining shares of Dynamic are held 50% by Dan Davis, brother of William S. Davis, who is a director of the Company, and 15% by Sunflower. As stated above, Mr. Martin, one of our directors, owns approximately 40% of Sunflower. Dynamic is a distributing company that we use, along with other distributors, to distribute our products.

PROPOSAL 2 -
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board appointed McElravy, Kinchen & Associates, P.C., previously known as James B. McElravy, CPA, P.C., ("McElravy Kinchen") to serve as independent registered public accounting firm for the fiscal year ending December 31, 2007, subject to ratification of the appointment by the shareholders. McElravy Kinchen has served as our independent registered public accounting firm for fiscal year 2006 and is considered by management to be well qualified.

     Selection of our independent registered public accounting firm is not required to be submitted to a vote of the shareholders for ratification. The Sarbanes-Oxley Act of 2002 requires the audit committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, we do not currently have an audit committee and the Board of Directors has elected to submit the selection of McElravy Kinchen as our independent registered public accounting firm to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Board of Directors will reconsider whether to retain McElravy Kinchen, and may retain that firm or another without resubmitting the matter to our shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Board of Directors or any audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

     It is expected that one or more representatives of McElravy Kinchen will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

Board Report

      Our Board of Directors has reviewed and discussed the Company's audited financial statements for 2006 with Company's management. We have discussed with the independent registered public accounting firm, McElravy Kinchen, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. We have received the written disclosures and the letter from McElravy Kinchen as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with McElravy Kinchen its independence.

Dated: November 5, 2007	/s/ William S. Davis, Chairman /s/ Carey Kent Williams /s/ William Carmichael /s/ Bob Hamlin /s/ Miles Lim /s/ Gerald W. Martin, Jr. /s/ Robert Wilson

 Audit Fees and Services

Audit Fees

James B. McElravy, CPA, P.C. ("McElravy") (now McElravy Kinchen) was the Company's principal accountant as of December 31, 2006. The Company paid McElravy $5,000 for the year ended December 31, 2006 for the review of the Company's third quarter Report on Form 10-QSB. Prior to McElravy, Malone & Bailey, P.C. ("Malone & Bailey") was the Company's principal accountant from the period between August 31, 2006 and December 13, 2006. The Company paid Malone & Bailey $5,000 for audit services. Harper & Pearson Company, P.C. ("Harper & Pearson") was the Company's principal accountant for fiscal year 2005 and from January 1, 2006 until August 22, 2006. The Company paid Harper & Pearson $30,007 for the audit and reviews of the Company's financial statements for the Company's Reports on Form 10-KSB and Forms 10-QSB for the year ended December 31, 2005.

Audit Related Fees

None.

Tax Fees

None.

All Other Fees

None.

Pre-Approval Policies and Procedures

     Our Board of Directors has adopted resolutions in accordance with the Sarbanes-Oxley Act of 2002 requiring pre-approval of all auditing services and all audit related, tax or other services not prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended to be performed for us by our independent registered public accounting firm, subject to the de minimus exception described in Section 10A(i)(1)(B) of the Exchange Act. These resolutions authorized our independent registered public accounting firm to perform audit services required in connection with the annual audit relating to our fiscal year ended December 31, 2006 and the quarterly reviews for the subsequent fiscal quarters of 2007 through the quarter ended September 30, 2007, at which time additional pre-approvals for any additional services to be performed by our auditors would be sought from the Board. Our Board of Directors also appointed and authorized Carey Kent Williams to grant pre-approvals of other audit, audit-related, tax and other services requiring board approval to be performed for us by our independent registered public accounting firm, provided that the designee, following any such pre-approvals, thereafter reports the pre-approvals of such services at the next regular meeting of the Board.

     The percentage of audit-related, tax and other services that were approved by the Board of Directors is 100%.

Required Vote

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting. If the shareholders should not ratify the appointment of McElravy, Kinchen & Associates, P.C., the Board will reconsider the appointment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF MCELRAVY, KINCHEN &
ASSOCIATES, P.C., AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

OTHER BUSINESS

     The Board of Directors is not aware of any other matters that are to be presented at the Special Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Special Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

FINANCIAL AND OTHER INFORMATION - INCORPORATION BY REFERENCE

      Financial and other information required to be disclosed in this Proxy Statement is set forth in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and our quarterly reports on Forms 10-QSB for the quarters ended March 31, 2007 and June 30, 2007 under the captions "FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA", and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS", is hereby incorporated herein by reference. A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 accompanies this Proxy Statement.

PROPOSALS OF STOCKHOLDERS FOR 2008 ANNUAL MEETING

We must receive proposals of stockholders intended to be presented at the 2008 Annual Meeting of Shareholders on or before August 6, 2008, in order for the proposals to be eligible for inclusion in our Proxy Statement and proxy relating to that meeting. These proposals should be sent to the Secretary by fax to (972) 418-8558 or by mail to the Office of the Secretary, American Enterprise Development Corporation, 2544 Tarpley, Suite 104, Carrollton, TX 75006 or by e-mail to ckwilliams@havocenergy.com. In addition, under Rule 14a-4(c)(1) of the Exchange Act, the Proxy Statement and proxy solicited by the Board of Directors for the 2008 annual stockholder meeting will confer discretionary authority on any stockholder proposal presented at the meeting unless we are provided with notice of that proposal no later than October 19, 2008.

HOUSEHOLDING

As permitted by the 1934 Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement.

We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Office of the Secretary, American Enterprise Development Corporation, by phone at (972) 418-0225, or by mail at 2544 Tarpley, Suite 104, Carrollton, TX 75006 or by e-mail to ckwilliams@havocenergy.com.

OTHER INFORMATION

Management does not know of any items or proposals, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.

As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

Appendix A

REVOCABLE PROXY
AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

☒ PLEASE MARK
VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 4, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN
ENTERPRISE DEVELOPMENT CORPORATION (THE "COMPANY") FOR USE AT ITS ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 2007 AND AT ANY ADJOURNMENT
THEREOF.

     The undersigned being a shareholder of the Company as of October 19, 2007, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at La Cima, the Tower at Williams Square, Suite 2600, 5215 North O'Connor Road, Irving, Texas 75039, on Tuesday, December 4, 2007 at 3:00 p.m., local time, and at any adjournments of said meetings, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

		For	Withhold Authority	For All Expect
1.	ELECTION OF DIRECTORS	[ ]	[ ]	[ ]
Nominees: For a one-year term:
Carey Kent Williams William S. Davis William A. Carmichael Bob Hamlin Miles Lim William G. Martin, Jr. Robert Wilson
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the names(s) of any such nominee(s) in the space provided below.
2.	Proposal to ratify McElravy, Kinchen & Associates, P.C. as the Company's independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007.	[ ]	[ ]	[ ]

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy in the box below.

Date:

Stockholder sign above - Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelop provided.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THE SIGNED PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES.

NOTE:	Please sign exactly as your name(s) appear(s) on this proxy. When signing in representative capacity, please give full title. When shares are held jointly, only one holder needs sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.